EXHIBIT 10.05

ORGANA GARDENS INTERNATIONAL INC.

Private Placement Subscription Agreement

Name of Purchaser	Golden Spirit Enterprises Ltd. (the “Purchaser”)

Address	1802 Goya Street

City	Jonquiere

Province	Quebec

Country	Canada

Postal Code	G7Z 1C3

Date	November 19, 2010

Payment Method	Conversion of Debt

# Shares Purchased

         700,300   x  US $0.01       =        $    7,003__

(the “Shares”)                                Subscription Price

____________________                          Please make cheque payable to:

Signature of Purchaser                           “Organa Gardens International Inc.”

These securities have not been registered under the Securities Act of 1933(the “US Securities Act”) and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the US Securities Act, or an exemption from the registration requirements of the US Securities Act is available. Hedging Transactions involving these securities may not be conducted unless in compliance with the US Securities Act.

    This Subscription is accepted for and on behalf of Organa Gardens International Inc.

        By:                                                                      Date: _________________

              Jaclyn Cruz, President

1.0   Purchase and Sale of Shares

1.1   The Purchaser subscribes for and agrees to receive, as a conversion of debt, common shares of Organa Gardens International Inc.., a Nevada Corporation (the “Issuer”) in the amount set out above (the “Shares”), to be recorded in the name of the Purchaser at the address set out above.

Organa Gardens International Inc. 541-702 Kentucky St. Bellingham, WA, 98225

 Phone: 1-888-488-6882      Fax: 1-888-265-0498     E-mail:  info@legacywineandspirits.com

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